FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported)  May 20, 2005
                                                          ------------

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.
        ----------------------------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


          Colorado            000-50764               20-0003432
       ---------------       ----------        --------------------------
       (State or other       (Commission       (IRS Employer File Number)
       jurisdiction of       File No.)
       incorporation)



              1440 Blake Street, Suite 330, Denver, Colorado 80202
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (303) 893-1003
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Development Corp. and its subsidiaries.


Item 1.01
Entry into a Material Agreement
-------------------------------

On May 17, 2005, we entered into an arrangement with Cypress Sound, LLC. This entity is a Florida limited liability company consisting of AARD-Cypress Sound LLC, a subsidiary of ours and Daniel S. Harper, a Florida real estate developer. Cypress Sound, LLC plans to develop a project known as Cypress Sound, which consists of fourteen, three story, six-unit condominiums located in Orlando, Florida.

The members of Cypress Sound LLC consist of Daniel S. Harper, who owns 49% and us, thru our subsidary, AARD-Cypress Sound LLC, which owns 51%. The parties will split the profits each 50% from the proceeds of the sale of the project after all third party costs and expenses are paid and settled. However, we will receive the first $2,500,000. Daniel S. Harper will receive the next $385,000 prior to this split. We expect to start funding this project immediately.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                            Across America Real Estate Development Corp.



Dated: May 20, 2005         By   /s/ Alexander V. Lagerborg
                                 -----------------------------------------------
                                 Alexander V. Lagerborg, Chief Executive Officer